Exhibit 10.11.1
                   UNION CARBIDE CORPORATION

                   BENEFITS PROTECTION TRUST

      (Amended and Restated Effective August 29, 1997)

                        TABLE OF CONTENTS
ARTICLE                                                     PAGE

FIRST:       Definitions                                   - 3 -

SECOND:      Creation of Trust                             - 8 -

THIRD:       Payments from the Trust                      - 15 -

FOURTH:      Management of Trust Assets                   - 19 -

FIFTH:       Administrative Powers                        - 29 -

SIXTH:       Insurance and Annuity Contracts              - 30 -

SEVENTH:     Taxes, Expenses and Compensation of Trustee
             and the Committee                            - 33 -

EIGHTH:      General Duties of Trustee and Investment
             Director                                     - 34 -

NINTH:       General Duties of the Committee              - 39 -

TENTH:       Indemnification                              - 43 -

ELEVENTH:    No Duty To Advance Funds                     - 44 -

TWELFTH:     Accounts                                     - 44 -

THIRTEENTH:  Administration of the Plans; Communications  - 45 -

FOURTEENTH:  Resignation or Removal of Trustee            - 47 -

FIFTEENTH:   Amendment of Agreement; Termination of Trust - 49 -

SIXTEENTH:   Prohibition of Diversion                     - 51 -

SEVENTEENTH: Prohibition of Assignment of Interest        - 53 -

EIGHTEENTH:  Affiliates                                   - 53 -

NINETEENTH:  Miscellaneous                                - 53 -

              BENEFITS PROTECTION TRUST AGREEMENT
      (Amended and Restated Effective August 29, 1997)
     THIS AGREEMENT, made as of the 29th day of August, 1997, by and between UNION CARBIDE CORPORATION, a corporation organized and existing under the laws of the State of New York (hereinafter referred to as the "Company"), and STATE STREET BANK AND TRUST COMPANY, a trust company organized and existing under the laws of the State of Massachusetts (hereinafter referred to as the "Trustee"),
                       W I T N E S S E T H :
     WHEREAS, the Company has adopted the plans, programs and policies listed on Schedule 1 (hereinafter referred to as defined in Schedule 1 or collectively as the "Plans") and may adopt or enter into other such Plans as will be listed from time to time on Schedule 1 and may, from time to time, amend, modify or terminate any such Plan in accordance with its terms; and
     WHEREAS, the Company has adopted the plans, programs, and policies listed on Schedule 2 (hereinafter referred to collectively as the "Protected Plans") and may adopt or enter into other such Protected Plans as will be listed from time to time on Schedule 2 and may, from time to time, amend, modify, or terminate any such Protected Plan in accordance with its terms; and
     WHEREAS, the Company has previously established the Benefits Protection Trust (hereinafter referred to as the "Trust"), effective August 1, 1989, in order to ensure that its employees, the employees of its Participating Subsidiaries, and their beneficiaries will receive the benefits which the Company is obligated to provide for them or which they reasonably anticipate receiving pursuant to the Protected Plans; and
     WHEREAS, The Chase Manhattan Bank, as successor to Manufacturer Hanover Trust Company, was the original Trustee of the Trust; and
     WHEREAS, the Company has removed The Chase Manhattan Bank as Trustee of the Trust and the Company has appointed State Street Bank and Trust Company as the successor Trustee of the Trust; and
     WHEREAS, the Company desires to amend and restate the Trust effective August 29, 1997; and
     WHEREAS, the Trust is intended to be a "grantor trust" with the corpus and income of the Trust treated as assets and income of the Company for federal income tax purposes pursuant to Sections 671 through 678 of the Internal Revenue Code of 1986 (the "Code"), as amended; and
     WHEREAS, the Company intends that the assets of the Trust will be subject to the claims of creditors of the Company as provided in Article SIXTEENTH; and
     WHEREAS, the Company intends that the existence of the Trust will not alter the characterization of the Plans as "unfunded" and will not be construed to provide taxable income to any participant under the Plans prior to actual payment of benefits thereunder; and
     WHEREAS, the Board of Directors of the Company shall appoint an Administrative Committee (the "Committee") as provided in Article NINTH;
     WHEREAS, the Trustee is not a party to the Plans and makes no representations with respect thereto, and all representations and recitals with respect to the Plans shall be deemed to be those of the Company;
     NOW, THEREFORE, the Company and the Trustee agree as follows:

     FIRST:  Definitions:
     (a)  Any term that is referenced in the Plans shall have in this Agreement the same meaning ascribed to it in the Plans, unless the context clearly indicates a different meaning.
     (b)   For purposes of this Agreement, a Change In Control
shall be deemed to occur if:
(i)     any "person" or "group" within the
meaning of Sections 13(d) and 14(d)(2) of
the Securities Exchange Act of 1934
("Act") becomes the "beneficial owner" as
defined in Rule 13d-3 under the Act of
more than 20% of the then outstanding
voting securities of the Company;
(ii)     any "person" or "group" within the
meaning of Sections 13(d) and 14(d)(2)
of the Act acquires by proxy or
otherwise the right to vote for the
election of directors, for any merger or
consolidation of the Company or for any
other matter or question with respect to
more than 20% of the then outstanding
voting securities of the Company;
(iii)    if during any period of twenty-four
consecutive months, Present Directors
and/or New Directors cease for any
reason to constitute a majority of the
Board.
For these purposes, "Present Directors"
shall mean individuals who at the
beginning of such consecutive
twenty-four month period were members of
the Board and "New Directors" shall mean
any director whose election by the Board
or whose nomination for election by the
Company's stockholders was approved by a
vote of at least two-thirds of the
Directors then still in office who were
Present Directors or New Directors;
(iv)      the stockholders of the Company approve
a plan of complete liquidation or
dissolution of the Company; or
(v)        there shall be consummated (x) a
reorganization, merger or consolidation
of all or substantially all of the
assets of the Company (a "Business
Combination"), unless, following such
Business Combination, (a) all or
substantially all of the individuals and
entities who were the beneficial owners,
respectively, of the outstanding Common
Stock of the Company and outstanding
voting securities of the Company
immediately prior to such Business
Combination beneficially own, directly
or indirectly, more than 50% of,
respectively, the then outstanding
shares of common stock and the combined
voting power of the then outstanding
voting securities entitled to vote
generally in the election of directors,
as the case may be, of the corporation
resulting from such Business Combination
(including, without limitation, a
corporation which as a result of such
transaction owns the Company or all or
substantially all of the Company's
assets either directly or through one or
more subsidiaries) in substantially the
same proportions as their ownership,
immediately prior to such Business
Combination of the outstanding common
stock of the Company and outstanding
voting securities of the Company, as the
case may be, (b) no person (excluding
any corporation resulting from such
Business Combination or any employee
benefit plan (or related trust) of the
Company or such corporation resulting
from such Business Combination)
beneficially owns, directly or
indirectly, 20% or more of,
respectively, the then outstanding
shares of common stock of the
corporation resulting from such Business
Combination or the combined voting power
of the then outstanding voting
securities of such corporation except to
the extent that such ownership existed
prior to the Business Combination and
(c) at least a majority of the members
of the board of directors of the
corporation resulting from such Business
Combination were members of the Board at
the time of the execution of the initial
agreement, or of the action of the
Board, providing for such Business
Combination; or (y) any sale, lease,
exchange or other transfer (in one
transaction or a series of related
transactions) of all, or substantially
all, of the assets of the Company,
provided, that the divestiture of less
than substantially all of the assets of
the Company in one transaction or a
series of related transactions, whether
effected by sale, lease, exchange,
spin-off, sale of the stock or merger of
a subsidiary or otherwise, shall not
constitute a Change In Control.
     Notwithstanding the foregoing, a Change In Control shall not be deemed to occur: (A) pursuant to subparagraphs (i) and (ii)
above, solely because twenty percent (20%) or more of the
combined voting power of the Company's then outstanding
securities is acquired by one or more employee benefit plans maintained by the Company; or (B) pursuant to subparagraph (v)(y) above, if the Board determines that any sale, lease, exchange or transfer does not involve substantially all of the assets of the Corporation.
     The Company shall notify the Committee and the Trustee in writing of the occurrence of any event described in subparagraphs
(b)(i) through (b)(v) above, as soon as practicable after the
Company first learns of such event.  The Committee and the
Trustee may rely upon such notice from the Company in performing any of their obligations or taking any discretionary action under this Agreement which is dependent upon a Change In Control having occurred; provided, however, that in the absence of such notice, the Committee and the Trustee may rely on their own
determination, including opinion of counsel (who may be counsel to the Company, the Committee or the Trustee), that a Change In Control has occurred, unless such a determination arises out of the Committee's or the Trustee's gross negligence or willful misconduct. The Trustee and the Committee may also request that the Company furnish evidence to determine or to enable the
Trustee and the Committee to determine, whether a Change In
Control has occurred.  The Trustee's or the Committee's
determination whether a Change In Control has occurred shall be binding and conclusive on all Participants.
     (c) "Threatened Change In Control" shall mean each of the following events, except as otherwise provided below:
          (1) any person or group as defined in Paragraph (b)(i) above, without the prior approval of a majority of the Present Directors, becomes the "beneficial owner" of more than fifteen percent (15%) of the then outstanding voting securities of the Company;
          (2)  any person or group as defined in Paragraph
(b)(ii) above, acquires by proxy or otherwise the right to vote for the election of directors, for any merger or consolidation of the Company or for any other matter or question with respect to more than fifteen percent (15%) of the then outstanding voting securities of the Company;
          (3)  any person or group as defined in Paragraph (b)(i)
or (ii) above, initiates a tender offer to acquire more than twenty percent (20%) of the then outstanding voting securities of the Company; or
          (4) the Board of Directors of the Company notifies the Trustee and the Committee in writing that a Threatened Change In Control exists.
     Notwithstanding the foregoing, a Threatened Change In
Control shall not be deemed to occur pursuant to Paragraphs
(c)(1) and (2) above solely because fifteen percent (15%) or more of the then outstanding voting securities of the Company is
acquired by one or more employee benefit plans maintained by the
Company.
     The Company shall notify the Trustee and the Committee in writing of the occurrence of any event described in Paragraphs
(c)(1), (2), (3) or (4) above as soon as practicable after the Company first learns of such event. The Committee and the
Trustee may rely upon such notice from the Company in performing any of their obligations or taking any discretionary action under this Agreement which is dependent upon a Threatened Change In
Control having occurred; provided, however, that in the absence of such notice, the Trustee and the Committee may rely on their own determinations, including opinion of counsel (who may be counsel to the Company, the Committee or the Trustee), that a Threatened Change In Control has occurred, unless such a determination arises out of the Trustee's or the Committee's gross negligence or willful misconduct.  The Trustee or the
Committee may also request that the Company furnish evidence to determine or to enable the Trustee or the Committee to determine, whether a Threatened Change In Control has occurred. The
Trustee's or the Committee's determination whether a Threatened Change In Control has occurred shall be binding and conclusive on all Participants.
     (d)  "Threatened Change In Control Period" shall mean the
period beginning on the date a Threatened Change of Control
occurs and ending on the earliest of:
          (1)  If the Threatened Change In Control was caused by
an event described in Paragraph (c)(1) above, on the date first subsequent to the date on which the person or group referred to therein does not beneficially own more than fifteen percent (15%)
of the then outstanding voting securities of the Company; or
          (2)  If the Threatened Change In Control was caused by
an event described in Paragraph (c)(2) above, on the date first subsequent to the date on which the person or group referred to therein does not acquire by proxy or otherwise the right to vote for the election of directors, for any merger or consolidation of the Company or for any other matter or question with respect to more than fifteen percent (15%) of the then outstanding voting securities of the Company; or
          (3)  If the Threatened Change In Control was caused by
an event described in Paragraph (c)(3) above, on the date first subsequent to the date on which the person or group referred to therein terminates any tender offer to acquire more than twenty percent (20%) of the then outstanding voting securities of the Company; or
          (4)  If the Threatened Change In Control shall be
deemed to have occurred by reason of the notice described in Paragraph (c)(4) above, on the date that a majority of the
Present Directors and New Directors of the Board of Directors of
the Company shall have notified the Trustee or the Committee in writing that the Threatened Change In Control has terminated; or
          (5)  The date a Change In Control occurs.
     SECOND:  Creation of Trust.  (a)  The Company hereby
establishes with the Trustee and the Trustee hereby accepts a trust consisting of the following property (subject to the rights of the Company to withdraw such property pursuant to Paragraph
(f) of this Article SECOND):
          (1)  such cash or other property acceptable to the
Trustee as shall be paid or delivered to the Trustee from time to time as contributions under the Equalization Plan, together with the earnings, income, additions and appreciation thereon and thereto (all of which is hereinafter called the "Equalization
Account");
          (2)  such cash and other property acceptable to the
Trustee as shall be paid or delivered to the Trustee from time to time as contributions under the Supplemental Retirement Income
Plan, together with the earnings, income, additions and
appreciation thereon and thereto (all of which is hereinafter referred to as the "SRIP Account");
          (3)  such cash or other property acceptable to the
Trustee as shall be paid or delivered to the Trustee from time to time as contributions under the 1983 Cash Bonus Deferral Plan, together with the earnings, income, additions and appreciation thereon and thereto (all of which is hereinafter called the "1983 Bonus Deferral Account");
          (4)  such cash or other property acceptable to the
Trustee as shall be paid or delivered to the Trustee from time to time as contributions under the 1984 Cash Bonus Deferral Plan, together with the earnings, income, additions and appreciation thereon and thereto (all of which is hereinafter called the "1984 Bonus Deferral Account");
          (5)  such cash or other property acceptable to the
Trustee as shall be paid or delivered to the Trustee from time to time as contributions under the Key International Management
Plan, together with the earnings, income, additions and
appreciation thereon and thereto (all of which is hereinafter called the "KIMP Account");
          (6)  such cash or other property acceptable to the
Trustee as shall be paid or delivered to the Trustee from time to time to be used to satisfy future liabilities of the Company with regard to the Severance Compensation Agreements of the Company, together with the earnings, income, additions and appreciation thereon and thereto (all of which is hereinafter called the "Severance Compensation Agreement Account");
          (7)  such cash or other property acceptable to the
Trustee as shall be paid or delivered to the Trustee from time to time as contributions under the Compensation Deferral Program, together with the earnings, income, additions and appreciation thereon and thereto (all of which is hereinafter called the "Compensation Deferral Program Account");
          (8)  such cash or other property acceptable to the
Trustee as shall be paid or delivered to the Trustee from time to time as contributions under the Non-Employee Directors'
Compensation Deferral Program, together with the earnings,
income, additions and appreciation thereon and thereto (all of which is hereinafter called the "Directors' Compensation Deferral Program Account");
          (9)  such cash or other property acceptable to the
Trustee as shall be paid or delivered to the Trustee from time to time as contributions under the Mid-Career Hire Plan, together with the earnings, income, additions and appreciation thereon and thereto (all of which is hereinafter called the "Mid-Career Hire Account");
          (10)  such cash or other property acceptable to the
Trustee as shall be paid or delivered to the Trustee from time to time to be used to satisfy future liabilities of the Company with regard to the Excess Long-Term Disability Plan, together with the earnings, income, additions and appreciation thereon and thereto
(all of which is hereinafter called the "Excess LTD Account");
          (11)  such cash or other property acceptable to the
Trustee as shall be paid or delivered to the Trustee from time to time to be used to satisfy future liabilities of the Company with regard to the Enhanced Retirement Income Plan, together with the earnings, income, additions and appreciation thereon and thereto
(all of which is hereinafter called the "ERIP Account"); and
          (12)  such cash or other property acceptable to the
Trustee as shall be paid or delivered to the Trustee from time to time as contributions under the Special Severance Protection
Program, together with the earnings, income, additions and appreciation thereon and thereto (all of which is hereinafter called the "Special Severance Program Account");
          (13)  such cash or other property acceptable to the
Trustee as shall be paid or delivered to the Trustee from time to time as contributions under the Retiree Medical Program, together with the earnings, income, additions and appreciation thereon and thereto (all of which is hereinafter called the " Retiree Medical Program Account");
          (14)  such cash or other property acceptable to the
Trustee as shall be designated for inclusion by the Company, together with the earnings, income, additions and appreciation thereon and thereto (all of which is hereinafter called the
"General Account"); and
          (15)  cash in the amount of five hundred thousand
dollars ($500,000), together with the earnings thereon, and
realized and unrealized gains (net of any losses) attributable thereto, (all of which is hereinafter called the "Benefits
Protection Account").  Neither the cash nor any other property held in the Benefits Protection Account shall be available for payment of benefits to participants and beneficiaries under the Plans.
     (b)  The Company may contribute to the Trust on behalf of
any Account an irrevocable letter of credit (hereinafter referred to as a "L/C").  The following provisions shall be applicable to any such L/C:
          (1)  the L/C shall expire no sooner than one (1) year
from the date of issuance,
          (2) the Company shall continue to maintain such L/C in effect until it is replaced by cash or another irrevocable L/C or the Company withdraws such L/C pursuant to Paragraph (f) of this Article SECOND or this Agreement terminates, whichever occurs first,
          (3)  the Company shall renew or replace such L/C at
least thirty (30) days before its expiration for an additional period of one (1) year,
          (4) if, prior to a Change In Control, such L/C, or any renewal thereof, is not renewed or replaced by a L/C delivered to the Trustee at least thirty (30) days before the expiration of the predecessor L/C, the Trustee may draw down the full amount of such L/C and hold the proceeds pursuant to the terms of this Agreement,
          (5) prior to a Change In Control, the Trustee may also draw down on such L/C at any time the Trustee determines the proceeds of such L/C are necessary to allow the Trustee to
fulfill its obligations under this Agreement,
          (6) if, after a Change In Control, such L/C, or any renewal thereof, is not renewed or replaced by a L/C delivered to the Trustee at least thirty (30) days before the expiration of the predecessor L/C, the Trustee may draw down the full amount of such L/C and hold the proceeds pursuant to the terms of this Agreement.
          (7) after a Change In Control, the Committee may also direct the Trustee to draw down on such L/C at any time the
Committee determines the proceeds of such L/C are necessary to allow the Committee to fulfill its obligations under this
Agreement.
          (8) the proceeds of such L/C shall be available to the Trustee or the Committee, if applicable, upon the Trustee's presentation of its sight draft,
          (9)  the Company may, at any time, replace such L/C
with another irrevocable L/C having substantially similar terms, or with an equal amount of cash, or any combination thereof,
          (10) any L/C shall be issued by a bank (including the Trustee) with assets in excess of $2 billion and net worth in excess of $100 million, shall be reasonably acceptable to the
Trustee and the Committee and shall be in a form as shall be reasonably acceptable to the Trustee and the Committee.
     (c)  The Trustee or the Investment Director, if applicable, for investment purposes only, may commingle all Trust assets and treat them as a single fund, but the records of the Trustee or the Investment Director, if applicable, at all times shall show the percentages of the Trust allocable to the Equalization
Account, the SRIP Account, the ERIP Account, the Directors' Compensation Deferral Account, the Compensation Deferral Account,
the Mid-Career Hire Account, the Excess LTD Account, the 1983
Bonus Deferral Account, the 1984 Bonus Deferral Account, the KIMP Account, the Severance Compensation Agreement Account, the
Benefits Protection Account, the Special Severance Protection
Program Account, the Retiree Medical Program Account and such other Account(s) as may subsequently be established under this
Trust (herein referred to collectively as the "Accounts").
     (d)  The assets of the Accounts shall be used to discharge the obligations of the Company as follows:
          (1)  The assets of the Equalization Account shall be
used to discharge the obligations of the Equalization Plan.
          (2) The assets of the SRIP Account shall be used to discharge the obligations of the Supplemental Retirement Income
Plan.
           (3)  The assets of the 1983 Bonus Deferral Account
shall be used to discharge the obligations of the 1983 Bonus
Deferral Plan.
          (4)  The assets of the 1984 Bonus Deferral Account
shall be used to discharge the obligations of the 1984 Bonus
Deferral Plan.
          (5) The assets of the KIMP Account shall be used to discharge the obligations of the Key International Management
Plan.
          (6) The assets of the Severance Compensation Agreement Account shall be used to discharge the obligations of the Company under the Severance Compensation Agreements.
          (7) The assets of the Compensation Deferral Program Account may be used to discharge the obligations of the
Compensation Deferral Program.
          (8) The assets of the Directors' Compensation Deferral Account may be used to discharge the obligations of the
Directors' Compensation Deferral Program.
          (9) The assets of the Mid-Career Hire Account shall be used to discharge the obligations of the Mid-Career Hire Plan.
          (10)  The assets of the Excess LTD Account shall be
used to discharge the obligations of the Company under the Excess Long-Term Disability Plan.
          (11) The assets of the ERIP Account shall be used to discharge the obligations of the Enhanced Retirement Income Plan.
          (12) The assets of the Special Severance Protection Program Account shall be used to discharge the obligations of the Special Severance Protection Program.
          (13) The assets of the Retiree Medical Program Account shall be used to discharge the obligation of the Retiree Medical Program.
          (13)  The assets of the Benefits Protection Account may
be used as set forth in Paragraph (c) of Article SEVENTH, and
Article EIGHTH.
          (14)  Prior to a Change In Control, the Company may
direct the Trustee to reallocate the assets of an Account to one or more other Accounts.
          (15)  After a Change In Control, the Committee may
direct the Trustee to transfer the assets of an Account to one or more other Accounts if either (i) the Plan for which such Account was established has expired or terminated, and all liabilities with regard to such expired or terminated Plan have been
satisfied pursuant to Paragraph (d) of Article FIFTEENTH, or (ii)
the Committee, in its sole discretion, determines that the
remaining assets of such Account, after such transfer, are
reasonably sufficient to cover the liabilities of the Plan for which such Account was established.
     (e)  The Company and the Trustee agree that the Trust
created herein shall not be revocable by the Company or by any successor thereto during a Threatened Change In Control Period or after a Change In Control, and is intended to be a grantor trust under the provisions of Sections 671 through 678 of the Internal Revenue Code of 1986, as amended.
     (f)  The Company may, from time to time, add to or withdraw from the assets of the Trust, but subject to the termination provisions of Article FIFTEENTH hereof, such withdrawal may not reduce the property in the Benefits Protection Account, including any L/C, below five hundred thousand dollars ($500,000).  The
Company may add funds to the Trust at any time and shall
designate the Account to which such funds shall be credited. Any such additional funds shall also be available to pay the fees and expenses of the Trustee and/or the Committee if the amounts transferred pursuant to the Benefits Protection Account are exhausted. Notwithstanding the foregoing, the Company shall not make any withdrawal from the Trust during a Threatened Change In Control Period or after a Change In Control until all liabilities of the Company under the Plans are satisfied and all of the
purposes of this Agreement are fulfilled.
     THIRD:  Payments from the Trust.  (a)  Subject to Paragraph
(f) of Article SECOND hereof, Paragraph (b) of this Article THIRD and Paragraph (b) of Article SIXTEENTH hereof, the Trustee, from time to time upon receipt of direction from the Company prior to a Change In Control (other than during a Threatened Change In
Control Period), and from the Committee after a Change In
Control, shall make payments from the Trust, as specified in such direction to such persons, in such manner and in such amounts as the Company or the Committee, as the case may be, shall direct, and amounts paid pursuant to such direction (or in accordance with Article SEVENTH hereof) thereafter no longer shall
constitute a part of the Trust.
     (b) The Company may, from time to time prior to a Change In Control, furnish the Trustee with certain information regarding the participants and beneficiaries under the Plans and the determination of the benefits under the Plans (hereinafter referred to as "Participants Data").  The Trustee shall be
entitled to rely on the accuracy of the Participant Data provided by the Company prior to a Change In Control, and shall have no duty to verify the accuracy thereof. The Company shall, during a Threatened Change In Control Period, and, after a Change In
Control, furnish the Committee with Participant Data at least once each Plan Year.  Such Participant Data shall include (1)
names, addresses, dates of birth, and social security numbers of each participant and beneficiary in the Plans; (2) the amount and form of benefits under each of the Plans of each participant and beneficiary if such participant would retire or die as of either the last day of such Plan Year or the last day of the Plan Year in which such Participant attained age 62; (3) earnings history, compensation (cash and deferred) and bonus history of each participant; (4) amounts payable from the Retirement Program Plan for Employees of Union Carbide Corporation and its Participating Subsidiary Companies on behalf of each participant; (5) a schedule of the estimated yearly cash payments under the Plans;
and (6) any other information regarding the Plan which the
Committee may reasonably request or which the Committee may deem necessary to administer this Trust.
     During a Threatened Change In Control Period or after a
Change In Control and notwithstanding any other provisions of this Agreement, the Trustee shall, without direction from the Company, to the extent funds are available in the Trust for such purpose, make payments to participants and beneficiaries in such manner and in such amounts as the Committee shall determine they are entitled to be paid under the Plans based on the most recent Participant Data furnished to the Committee by the Company prior to a Change In Control and any supplemental information furnished to the Committee by a participant or beneficiary upon which the Committee may reasonably rely in making such determination. The Committee may make such reasonable inquiry of the Company as is necessary to determine whether any amounts that would otherwise be payable under this Agreement have previously been paid by the Company, and may reasonably rely on any information provided by the Company with regard to such payment. A determination by the Committee with regard to a participant's entitlement to payments under the terms of this Agreement shall be binding as to all participants and the Company.
     (c)  In the event it shall be determined prior to a Change
In Control that the participants and/or beneficiaries of the
Plans are subject to any tax under the terms of the Trust created hereunder, then the Trustee, upon receipt of direction from the Company, shall make payments from the Trust to such persons, in such manner and in such amounts as the Company shall direct, for purposes of (1) paying the amount of Federal, State and Local tax and interest and any penalties thereon which such participants and/or beneficiaries may incur arising out of such determination or (2) distributing the interests of participants and
beneficiaries in the Trust.    In the event such a determination
is made after a Change In Control occurs, then each participant or beneficiary who is subject to such tax, may notify the
Committee, in writing, to direct the Trustee to make payments from the Trust for either of the purposes set forth in section
(1) or (2) of the preceding sentence.  The Trustee shall not make the payments for the purposes set forth in the first sentence of this Paragraph (c) without such written direction.
     (d) Payments to participants and beneficiaries pursuant to Paragraphs (b) and (c) of this Article THIRD shall be made by the Trustee to the extent that Trust funds for such purposes are sufficient to allow such payments. Subject to Paragraph (d) of Article SECOND, in any month in which the Committee directs the Trustee to make payments from the Trust and the Committee determines that a particular Account in the Trust does not have sufficient funds to provide for the payment of all amounts otherwise payable to participants and beneficiaries in such month under a particular Plan, the amount otherwise payable to each such participant or beneficiary under such Plan during such month shall be multiplied by a fraction, the numerator of which is the amount of funds then available for the payment of benefits under such Plan and the denominator of which is the total of the
benefits payable prior to such reduction during such month to all participants and beneficiaries under such Plan.
     (e) After a Change In Control occurs the Company shall make such contributions to the Trust created hereunder as shall be necessary to ensure the assets of the Trust shall at all times be sufficient to discharge the Company's obligations under the
Plans.
     FOURTH:  Management of Trust Assets.  (a)  Subject to
Paragraph (b) of this Article FOURTH, the Company, prior to a
Change In Control, shall have exclusive authority and discretion to manage and control the Trust assets, and pursuant to such authority and discretion, may direct the Trustee, to the extent permitted by law, to exercise, from time to time and at any time, the power:
          (1)  To invest and reinvest the Trust, without
distinction between principal and income, in shares of stock
(whether common or preferred) or other evidences of ownership, bonds, debentures, notes or other evidences of indebtedness, unsecured or secured by mortgages on real or personal property wherever situated (including any part interest in a bond and mortgage or note and mortgage whether insured or uninsured) and other property, or part interest in property, real or personal, foreign or domestic, whether or not productive of income or consisting of wasting assets, and in order to reduce the rate of interest rate fluctuations, contracts, as either buyer or seller, for the future delivery of United States Treasury securities and comparable Federal-Government-backed securities; provided, however, that the Trustee, upon specific directions in writing from the Company, shall invest and reinvest some or all of the assets of the Trust in qualifying securities issued by the
Company or by an affiliate of the Company, to the extent
permitted by the Employee Retirement Income Security Act of 1974, unless the Trustee shall deem such directed investment or reinvestment to be inconsistent with the provisions of Paragraph
(a) of Article EIGHTH and that the Trustee may retain any such securities acquired for the Trust at the direction of the Company until the Company directs the Trustee to dispose of them; but no direction of the Company to sell any securities issued by the
Company or by an affiliate of the Company shall be binding if it would require the Trustee to violate any law respecting the public distribution of securities, and, in any event, without limiting the generality of the provisions of Article TENTH, the Company agrees, to the extent permitted by law, to indemnify the Trustee and hold it harmless from and against any claim or liability that may be asserted against it, otherwise than on account of the Trustee's breach of his own duties, by reason of the Trustee's investing in, or reinvesting in or selling such securities in accordance with any direction from the Company or by reason of the Trustee's failure to sell any such securities in the absence of any direction from the Company to sell them; and
          (2)  To sell, convey, redeem, exchange, grant options
for the purchase or exchange of, or otherwise dispose of, any real or personal property, at public or private sale, for cash or upon credit, with or without security, without obligation on the part of any person dealing with the Trustee to see to the
application of the proceeds of or to inquire into the validity, expediency or propriety of any such disposition;
          (3)  To manage, operate, repair and improve, and
mortgage or lease for any length of time any real property held in the Trust; to renew or extend any mortgage, to agree to
reduction of the rate of interest or any other modification in the terms of any mortgage or of any guarantee pertaining to it;
to enforce any covenant or condition of any mortgage or guarantee or to waive any default in the performance thereof; to exercise and enforce any right of foreclosure; to bid in property on foreclosure; to take a deed in lieu of foreclosure with or without paying consideration therefor and in connection therewith to release the obligation on the bond secured by the mortgage;
and to exercise and enforce in any action, suit or proceeding at law or in equity any rights or remedies in respect of any
mortgage or guarantee;
          (4) To exercise, personally or by general or limited proxy, the right to vote any shares of stock, bonds or other securities held in the Trust; to delegate discretionary voting power to trustees of a voting trust for any period of time; and
to exercise, personally or by power of attorney, any other right appurtenant to any securities or other property of the Trust;
          (5) To join in or oppose any reorganization, recapitalization, consolidation, merger or liquidation, or any plan therefor, or any lease, mortgage or sale of the property of any organization the securities of which are held in the Trust;
to pay from the Trust any assessments, charges or compensation specified in any plan of reorganization, recapitalization, consolidation, merger or liquidation; to deposit any property with any committee or depositary; and to retain any property allotted to the Trust in any reorganization, recapitalization, consolidation, merger or liquidation;
          (6)  To exercise or sell any conversion or subscription
or other rights appurtenant to any stock, security or other
property held in the Trust;
          (7)  To borrow from any lender (including the Trustee
in its individual capacity) money, in any amount and upon any reasonable terms and conditions, for purposes of this Agreement, and to pledge or mortgage any property held in the Trust to
secure the repayment of any such loan;
          (8)  To compromise, settle or arbitrate any claim,
debt, or obligation of or against the Trust; to enforce or
abstain from enforcing any right, claim, debt or obligation; and
to abandon any property determined by it to be worthless;
          (9) To make loans of securities held in the Trust to registered brokers and dealers upon such terms and conditions as are permitted by applicable law and regulations, and in each instance to permit the securities so lent to be registered in the name of the borrower or a nominee of the borrower, provided that in each instance the loan is adequately secured and neither the borrower nor any affiliate of the borrower has discretionary authority or control with respect to the assets of the Trust involved in the transaction or renders investment advice with respect to those assets; and
          (10)  To invest and reinvest any property in the Trust
in any other form or type of investment not specifically
mentioned in this Paragraph (a) of Article FOURTH, so long as such form or type of investment is a form or type of investment approved by the Chief Financial Officer of the Company, or such other officer designated by the Company, for the investment of assets of the Trust.
     (b)(1)  (A)  Prior to a Change In Control, the Chief
Financial Officer of the Company, or such other officer
designated by the Company, at any time and from time to time may direct the Trustee to segregate one or more specified
portions of the Trust into a separate investment account or
accounts (each hereinafter called a "Segregated Investment
Account"), and may appoint and designate an Investment
Director to direct the Trustee in the management of the
assets of each such Segregated Investment Account
(hereinafter called "that Investment Director's Segregated
Investment Account").
          (B) Any Investment Director appointed by the Chief Financial Officer of the Company may be either an officer or employee of the Company, a subsidiary or affiliate of the
Company, or an Investment Manager who is not an officer,
employee, subsidiary or affiliate of the Company.  Any
Investment Manager so appointed must be either (i) an
investment adviser registered as such under the Investment
Advisers Act; or (ii) a bank, as defined in that Act; or
(iii) an insurance company qualified to perform services in
the management, acquisition or disposition of the assets of
the Trust under the laws of more than one State.    The
Trustee until notified in writing to the contrary shall be
fully protected in relying upon any written notice of the
appointment of an Investment Director furnished to it by the
Company.  In the event of any vacancy in the office of
Investment Director, the Company shall be deemed to be the
Investment Director of that Investment Director's Segregated Investment Account until an Investment Director shall have been duly appointed to direct the Trustee in the management
of the assets of that Investment Director's Segregated
Investment Account; and in such event until an Investment
Director shall have been so appointed and qualified,
references herein to the Company's acting in respect of that Investment Director's Segregated Investment Account pursuant to direction from the Investment Director shall be deemed to authorize the Company to direct the Trustee on the investment or the assets of that Investment Director's
Segregated Investment Account, and subparagraphs (4) and (5)
of this Paragraph (b) shall have no effect and shall be
disregarded.
     (2)  Any Investment Director appointed pursuant to
Paragraph (b) (1) of this Article FOURTH shall have
exclusive authority and discretion to manage and control the assets of that Investment Director's Segregated Investment
Account, and pursuant to such authority and discretion may
direct the Trustee from time to time and at any time:
              (A)  To invest and reinvest that Investment
Director's Segregated Investment Account, without
distinction between principal and income, in shares of
stock (whether common or preferred) or other evidences
of ownership, bonds, debentures, notes or other
evidences of indebtedness, unsecured or secured by
mortgages on real or personal property wherever
situated (including any part interest in a bond and
mortgage or note and mortgage whether insured or
uninsured) and other property, or part interest in
property, real or personal, foreign or domestic,
whether or not productive of income or consisting of
wasting assets, and in order to reduce the risk of
interest rate fluctuations, contracts, as either buyer
or seller, for the future delivery of United States
Treasury securities and comparable Federal Government-
backed securities; provided, however, that the Trustee,
upon specific directions in writing from that
Investment Director, shall invest and reinvest some or
all of the assets of that Investment Director's
Segregated Investment Account in qualifying securities
issued by the Company or by an affiliate of the
Company, to the extent permitted by the Employee
Retirement Income Security Act of 1974, unless the
Trustee shall deem such directed investment or
reinvestment to be inconsistent with the provisions of
Paragraph (a) of Article EIGHTH and that the Trustee
may retain any such securities acquired for that
Investment Director's Segregated Investment Account at
the direction of that Investment Director until that
Investment Director directs the Trustee to dispose of
them; but no direction of any Investment Director to
sell any securities issued by the Company or by an
affiliate of the Company shall be binding if it would
require the Trustee to violate any law respecting the
public distribution of securities, and, in any event,
without limiting the generality of the provisions of
Article TENTH, the Company agrees, to the extent
permitted by law, to indemnify the Trustee and hold it
harmless from and against any claim or liability that
may be asserted against it, otherwise than on account
of the Trustee's breach of his own duties, by reason of
the Trustee's investing in, or reinvesting in or
selling such securities in accordance with any
direction from any Investment Director or by reason of
the Trustee's failure to sell any such securities in
the absence of any direction from that Investment
Director to sell them; and
               (B)  To perform acts similar to those authorized
to the Trustee in subparagraphs (2) through (10) of
Paragraph (a) of this Article FOURTH.
          (3)  In addition, each Investment Director, from time
to time and at any time may delegate to the Trustee
discretionary authority to invest and reinvest funds of that Investment Director's Segregated Investment Account in debt securities (including obligations of the Government of the
United States) payable on demand or having maturities not
exceeding one year or in interests in any trust fund that
has been or shall be created and maintained by the Trustee
as trustee for the collective short-term investment of
funds, the instrument creating such trust fund, together
with any amendments, modifications or supplements thereof,
being hereby effective when and as such investments are
made, incorporated in and made a part of this Agreement as
fully and to all intents and purposes as if set forth herein at length.
          (4) The Trustee shall exercise in respect of each Investment Director's Segregated Investment Account the powers set forth in Paragraph (b) (2) of this Article FOURTH only when and to the extent directed in writing by that
Investment Director.  Each Investment Director, from time to time and at any time, may issue orders for the purchase or
sale of securities directly to a broker or dealer, and for
such purpose the Trustee will upon request execute and
deliver to that Investment Director one or more trading authorizations. Written notification of the issuance of each such order shall be given promptly to the Trustee by
that Investment Director, and the execution of each such
order shall be confirmed by the broker to that Investment
Director and to the Trustee.  Such notification shall be
authority to the Trustee to receive securities purchased
against payment therefor and to deliver securities sold
against receipt of the proceeds therefrom, as the case may
be.
          (5) Unless the Trustee participates knowingly in, or knowingly undertakes to conceal, an act or omission of any
Investment Director, knowing such act or omission to be a
breach of the fiduciary responsibility of that Investment
Director with respect to the Trust, or enables such a breach to occur through the Trustee's failure to comply with the
Trustee's own duties, the Trustee shall not be liable for
any act or omission of any Investment Director, and shall
not be under any obligation to invest or otherwise manage
the assets of the Trust which are subject to the management
of any Investment Director.  Without limiting the generality of the foregoing, the Trustee shall not be liable by reason
of its taking or refraining from taking at the direction of
any Investment Director any action in respect of that
Investment Director's Segregated Investment Account,
pursuant to this Paragraph (b), or pursuant to a
notification of an order to purchase or sell securities by
the Committee or for the account of any Investment
Director's Segregated Investment Account issued by that
Investment Director nor shall the Trustee be liable by
reason of its refraining from taking any action with respect to any Investment Director's Segregated Investment Account
because of the failure of such Investment Director to give
such direction or order; the Trustee shall be under no duty
to question or to make inquiries as to any direction or
order or failure to give direction or order by any
Investment Director; and the Trustee shall be under no duty
to make any review of investments acquired for any
Investment Manager's Segregated Investment Account at the
direction or order of that Investment Manager and shall be
under no duty at any time to make any recommendation with
respect to disposing of or continuing to retain any such
investment.
          (6)  Without limiting the generality of the provisions
of Article TENTH, the Company agrees, to the extent
permitted by law, to indemnify the Trustee and hold it
harmless from and against any claim or liability that may be asserted against it, otherwise than on account of the
Trustee's breach of his own duties, by reason of the
Trustee's taking or refraining from taking any action in
accordance with this Paragraph (b), including, without
limiting the generality of the foregoing, any claim or
liability that may be asserted against the Trustee on
account of failure to receive securities purchased, or
failure to deliver securities sold, pursuant to orders
issued by an Investment Director directly to a broker or
dealer.
     (c) After a Change In Control occurs and subject to Article SIXTH hereof, the Committee shall have the exclusive authority and discretion to manage and control the Trust assets, and may appoint an Investment Director or an Investment Manager (as defined in Paragraph (b) (1) (A) of this Article FOURTH)
including an affiliate of the Company or the Trustee to manage the investment of the Trust assets.  Pursuant to such authority and discretion, the Committee, or any investment manager
appointed pursuant to this Paragraph (c), may exercise, from time to time and at any time, the power to hold or dispose of any assets held by the Trust on the date a Change In Control occurs, and shall invest and reinvest the Trust, without distinction between principal and income, in accordance with the provisions described in Paragraph (a) of this Article FOURTH
     FIFTH:  Administrative Powers.  The Trustee shall have and in its sole and absolute discretion may exercise from time to time and at any time the following administrative powers and authority with respect to the Trust:
     (a) To hold property of the Trust in its own name or in the name of a nominee or nominees, without disclosure of the Trust, or in bearer form so that it will pass by delivery, but no such holding shall relieve the Trustee of its responsibility for the safe custody and disposition of the Trust in accordance with the provisions of this Agreement; the Trustee's books and records shall at all times show that such property is part of the Trust;
and the Trustee shall be absolutely liable for any loss
occasioned by the acts of its nominee or nominees with respect to securities registered in the name of the nominee or nominees;
     (b)  To continue to hold any property of the Trust whether or not productive of income; to reserve from investment and keep unproductive of income, without liability for interest, cash temporarily awaiting investment and such cash as it deems advisable or as the Company from time to time may specify prior to a Change In Control in order to meet the administrative
expenses of the Trust or anticipated distributions therefrom;
     (c)  To organize and incorporate under the laws of any state it may deem advisable one or more corporations (and to acquire an interest in any such corporation that it may have organized and incorporated) for the purpose of acquiring and holding title to any property, interests or rights that the Trustee is authorized to acquire under Article FOURTH hereof;
     (d)  To employ in the management of the Trust suitable
agents, without liability for any loss occasioned by any such agents selected by the Trustee with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;
     (e) To make, execute and deliver, as Trustee, any deeds, conveyances, leases, mortgages, contracts, waivers or other instruments in writing that the Trustee may deem necessary or desirable in the exercise of its powers under this Agreement; and
     (f)  To do all other acts that the Trustee may deem
necessary or proper to carry out any of the powers set forth in Articles FOURTH, FIFTH, and SIXTH hereof or otherwise in the best interests of the Trust.
     SIXTH:  Insurance and Annuity Contracts.  (a)  The Trustee,
upon written direction of the Company prior to a Change In
Control, or from the Committee after a Change In Control, shall pay from the Trust such sums to such insurance company or
companies as the Company may direct for the purpose of procuring participating or nonparticipating insurance and/or annuity contracts for the Trust (hereinafter in Article SIXTH referred to as "Contracts").  The Company shall prepare, or cause to be
prepared in such form as it shall prescribe, the application for any Contract to be applied for.  The Trustee shall receive and hold in the Trust, subject to the provisions hereinafter set forth in this Article SIXTH, all Contracts so obtained.
     (b) The Trustee shall be the complete and absolute owner of Contracts held in the Trust and, upon written direction of the Company prior to a Change In Control, shall have the power, without the consent of any other person, to exercise any and all of the rights, options or privileges that belong to the absolute owner of any Contract held in the Trust or that are granted by the terms of any such Contract or by the terms of this Agreement. Prior to a Change In Control, the Trustee shall have no discretion with respect to the exercise of any of the foregoing powers or to take any other action permitted by any Contract held in the Trust, but shall exercise such powers or take such action only upon the written direction of the Company and the Trustee shall have no duty to exercise any of such powers or to take any such action unless and until it shall have received such
direction.  The Trustee, upon the written direction of the
Company prior to a Change In Control, shall deliver any Contract held in the Trust to such person or persons as may be specified in the direction.
     (c) The Trustee shall hold in the Trust the proceeds of any sale, assignment or surrender of any Contract held in the Trust and any and all dividends and other payments of any kind received in respect of any Contract held in the Trust.
     (d)  Upon the written direction of the Company prior to a
Change In Control, the Trustee shall pay from the Trust premiums, assessments, dues, charges and interest, if any, upon any
Contract held in the Trust.  The Trustee shall have no duty to make any such payment unless and until it shall have received such direction. After a Change In Control, the Trustee shall pay from the Trust premiums, assessments, dues, charges and interest, if any, upon any Contract held in the Trust, only upon direction from the Committee.
     (e) No insurance company that may issue any Contract or Contracts held in the Trust shall be deemed to be a party to this Agreement for any purpose, or to be responsible in any way for the validity of this Agreement or to have any liability under this Agreement other than as stated in each Contract that it may issue. Any insurance company may deal with the Trustee as sole owner of any Contract issued by it and held in the Trust, without inquiry as to the authority of the Trustee to act, and may accept and rely upon any written notice, instruction, direction,
certificate or other communication from the Trustee believed by it to be genuine and to be signed by an officer of the Trustee and shall incur no liability or responsibility for so doing. Any sums paid out by any insurance company under any of the terms of a Contract issued by it and held in the Trust either to the
Trustee, or, in accordance with its direction, to any other
person or persons designated as payees in such Contract shall be a full and complete discharge of the liability to pay such sums, and the insurance company shall have no obligation to look to the disposition of any sums so paid. No insurance company shall be required to look into the terms of this Agreement, to question any action of the Trustee or to see that any action of the
Trustee is authorized by the terms of this Agreement.
     (f)  Anything contained herein to the contrary
notwithstanding, neither the Company, the Committee nor the
Trustee shall be liable for the refusal of any insurance company to issue or change any Contract or Contracts or to take any other action requested by the Trustee; nor for the form, genuineness, validity, sufficiency or effect of any Contract or Contracts held in the Trust; nor for the act of any person or persons that may render any such Contract or Contracts null and void; nor for the failure of any insurance company to pay the proceeds and avails of any such Contract or Contracts as and when the same shall become due and payable; nor for any delay in payment resulting from any provision contained in any such Contract or Contracts;
nor for the fact that for any reason whatsoever (other than their own negligence or willful misconduct) any Contract or Contracts shall lapse or otherwise become uncollectible.
     (g)  After a Change In Control, the Committee shall exercise any of the powers set forth in this Article SIXTH, including the power to negotiate for and purchase Contracts the rates of return and maturity dates of which may reasonably be expected to yield assets of the Trust sufficient to discharge any or all of the obligations of the Company under the Plans.
     SEVENTH:  Taxes, Expenses and Compensation of Trustee and
the Committee.
     (a)  The Company shall pay any Federal, State, Local or
other taxes imposed or levied with respect to the corpus and/or income of the Trust or any part thereof under existing or future laws, and the Company, or the Committee, if applicable, in their discretion, or the Trustee, in its discretion, may contest the validity or amount of any tax, assessment, claim or demand respecting the Trust or any part thereof.  Upon direction from the Committee, the Trustee shall deduct any payroll taxes
required to be withheld with respect to any payments made
pursuant to the Trust.
     (b) The Trustee, without direction from the Company, or the Committee, if applicable, shall pay from the Trust the reasonable and necessary expenses and compensation of counsel and all other reasonable and necessary expenses of managing and administering the Trust that are not paid by the Company including, but not limited to, Participant record keeping expenses, investment management fees, computer time charges, data retrieval and input costs, charges for time expended by personnel of the Trustee in fulfilling the Trustee's duties, expenses incurred by the members of the Committee in performance of their duties and reasonable compensation (as specified in Schedule 4) of each member of the Committee.
       (c)(i)  The Company shall pay to the Trustee from time to
time such reasonable compensation for its services as trustee as is specified in Schedule 3 or as subsequently agreed to by the Company and the Trustee, but until paid, such compensation and reimbursement for expenses incurred by the Trustee pursuant to this Article SEVENTH shall constitute a charge upon the Trust, such charge to have priority over any payments due participants under the Plans.
     (d) After a Change In Control, the Trustee shall bill the Company directly, on a monthly basis, for all expenses described in Paragraph (b) of this Article SEVENTH and all fees described in Paragraph (c) thereof which amounts shall be immediately due and payable except as otherwise provided in Paragraph (c).  If such amounts are not paid by the Company within thirty (30) days of the billing date, the Trustee may pay such amounts from the Benefits Protection Account. The Trustee may commence legal action to recover any amount not paid within thirty (30) days of the billing date.
     EIGHTH:  General Duties of Trustee and Investment Director.
(a)  Subject to Article FIFTEENTH hereof, the Trustee, any
Investment Director appointed pursuant to Paragraph (b) of
Article FOURTH, and any Investment Manager appointed pursuant to Paragraph (c) of Article FOURTH, shall discharge their duties under this Agreement solely in the interest of the participants in the Plans and their beneficiaries and (1) for the exclusive purpose of providing benefits to such participants and their beneficiaries and defraying reasonable expenses of administering the Plans; and (2) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; and (3), where applicable, by diversifying the investments of the Trust so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; but the duties and obligations of the Trustee and any Investment
Director shall be limited to those expressly imposed upon them by this Agreement notwithstanding any reference herein to the Plans or the Protected Plans.
     (b)     The Trustee may consult with counsel, who may be
counsel for the Company or for the Trustee in its individual capacity.
     (c)  (1)  Within thirty (30) days after a Change In Control, the Company shall notify participants and beneficiaries of the Protected Plans in writing of the Committee's availability to aid them in pursuing any claims they may have against the Company under the terms of those of the Protected Plans under which they are covered.  The Company shall provide such notice by using the same method used by Department of Labor 29 C.F.R. Section 2520.104b-1(b)(1) as now in effect without regard to subsequent amendments.
If the Company fails to do so, the Committee shall provide such notification by placing an advertisement in one newspaper of general circulation in each of the ten locations in which the largest number of employees are located as communicated by the Company to the Trustee prior to a Change In Control or as determined by the Committee.
          (2) If, after a Change of Control, a participant or beneficiary of a Protected Plan notifies the Committee that the Company (or insurance company, contract administrator or any other party, if applicable) has refused to pay a claim asserted by the participant or beneficiary under any of the Protected
Plans, and the Committee determines that the assets held in the Accounts are not available to pay such claim, then, unless the Committee shall determine that the claim has no basis in law and fact (in which case the Committee shall notify the participant or beneficiary of such determination and shall take no further action with respect to the claim), the Committee:
          (A)  will promptly attempt to negotiate with the
Company (or insurance company, contract administrator or
other party, if applicable) to obtain payment, settlement,
or other disposition of the claim, subject to the consent of the participant or beneficiary;
          (B)  will if (i) negotiations fail after sixty (60)
days of their commencement to result in a payment,
settlement or other disposition agreeable to the participant or beneficiary (hereafter referred to in this Paragraph (c)
of Article EIGHTH as the "Plaintiff"), (ii) the Committee at
any time reasonably believes further negotiations not to be
in the Plaintiff's best interest, or (iii) any applicable
statute of limitations would otherwise expire within sixty
(60) days, upon the receipt of written authorization from
the Plaintiff in substantially the form attached as Exhibit
A hereto, institute and maintain legal proceedings (the
"Litigation") against the Company or other appropriate
person or entity to recover on the claim on behalf of the
Plaintiff; and
          (C)  may, subject to the written consent of the
Plaintiff, settle or discontinue the Litigation.  The Committee shall direct the course of the Litigation and shall keep the Plaintiff informed of the progress of the Litigation as the
Committee deems appropriate, but no less frequently than
quarterly.  If, during the Litigation,
               (i) the Plaintiff directs in writing that the Litigation on behalf of the Plaintiff be settled or discontinued, the Committee shall take all appropriate
action to follow such direction, provided that the
written direction specifies the terms and conditions of
the settlement or discontinuance, and further provided
that the Plaintiff, if requested by the Committee,
shall execute and deliver to the Committee a document
in a form acceptable to the Committee releasing and
holding harmless the Committee from any liability
resulting from the Committee following such direction;
or
               (ii) the Plaintiff refuses to consent to the settlement or other disposition of the Litigation on terms recommended in writing by the Committee, the
Committee may proceed, in its sole and absolute
discretion, to take such action as it deems appropriate
in the Litigation, including settlement or
discontinuance of the Litigation, provided that the
Committee shall afford the Plaintiff at least fourteen
(14) days' advance notice of any decision to settle or
otherwise discontinue the Litigation, subject to the
provisions of the following sentence.
     If, at any time, the Plaintiff (x) revokes in writing (in substantially the form attached as Exhibit B hereto) the authorization of the Committee to proceed on his behalf and delivers such writing to the Committee and (y) appoints his own counsel and so notifies the Committee in writing, whose fees and expenses are not to be paid by the Trust and who shall appear in the Litigation on behalf of the Plaintiff in lieu of counsel retained by the Committee, then the Committee shall not be
authorized to proceed in the Litigation on behalf of the
Plaintiff. Thereafter, the Committee shall have no obligation to proceed further on behalf of such Plaintiff or to pay any costs or expenses incurred in the Litigation after the date of the delivery of such writing.
     The Committee is empowered to retain, at the expense of the Trust, counsel and other appropriate experts, including actuaries and accountants, to aid it in making any determination under this Paragraph (c) of Article EIGHTH and in determining whether to pursue or settle any Litigation. The Committee shall have the discretion to determine the form and nature that any Litigation against the Company or other appropriate person or entity shall take, and the procedural rules and laws applicable to such
Litigation shall supersede any inconsistent provision of this
Agreement.
          (3)  Subparagraph (c)(2) shall be inapplicable in
respect of any Litigation involving the payment of benefits under any Plan in which the Committee is named a defendant.  Any
Plaintiff in an action in which the Committee or the Trustee is named a defendant shall engage his own counsel, whose fees and expenses shall be paid by the Plaintiff, provided, however, that the Committee shall pay out of the assets of the Benefits
Protection Account of the Trust any legal fees and costs awarded to the Plaintiff by a court in such Litigation pursuant to
Section 502 (g) (1) of ERISA.
          (4)  In the event the Committee determines that the
claim of a participant or beneficiary has no basis in law or fact and such participant or beneficiary pursues such claim against the Company, then the Committee shall reimburse the participant or beneficiary out of the assets of the Benefits Protection
Account for any reasonable legal fees and other reasonable costs incurred in pursuing such claim if such participant or beneficiary obtains a settlement or final judgment of a court of competent jurisdiction under which the participant or beneficiary is to receive not less than 50% of the amount originally claimed to the Committee as the amount owed by the Company.
          (5) With respect to claims by holders of Severance Compensation Agreements, such holders may elect to pursue their own claim (with counsel of their choice) or to have the Committee pursue such claim. In the event such holders elect to pursue their own claims, the Committee shall promptly reimburse such holders for all attorneys fees and other expenses incurred to the extent the Company does not pay such amounts as provided in the Severance Compensation Agreements.
     (d)  The Company will, prior to a Change In Control,
designate Kelley Drye & Warren LLP to act as counsel to the
Committee at the expense of the Trust after a Change In Control, to enforce the rights of participants and beneficiaries to
benefits under the Protected Plans, as described above. If the designated counsel declines to provide representation because of an ethical or legal conflict of interest, or the Committee is not satisfied with the quality of representation provided, the
Committee, may, from time to time, dismiss the designated firm or any successor and engage another qualified law firm for this purpose including the same law firm which represents the
Committee with respect to its responsibilities as Committee under this Agreement. The Company may not dismiss or engage such counsel or cause the Committee to engage or dismiss such counsel after a Change In Control.
     NINTH:  General Duties of the Committee.  (a) Subject to
Article FIFTEENTH hereof, the Committee shall discharge their duties under this Agreement solely in the interest of the participants in the Plans and their beneficiaries and (1) for the exclusive purpose of providing benefits to such participants and their beneficiaries and defraying reasonable expenses of administering the Plans; and (2) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like
character and with like aims; and (3), after a Change In Control, by diversifying the investments of the Trust so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; but the duties and obligations of the Committee shall be limited to those expressly imposed upon them by this Agreement notwithstanding any reference herein to the Plans or the Protected Plans.
     (b) The Committee shall consist of not less than five (5) members to be appointed by and serve at the pleasure of the Board of Directors of the Company.  The Board may, at any time prior to a Change In Control, fill vacancies or require the resignation of one or more of the members of the Committee with or without
cause.  In the event that a vacancy or vacancies shall occur on the Committee prior to a Change In Control, the remaining member or members shall act as the Committee until the Board fills such vacancy or vacancies. However, upon a Change In Control, no member may be removed, for any reason, by the Board.  In the event that a vacancy occurs after a Change In Control, the Board shall have no authority to fill such vacancy and the remaining members of the Committee shall select a replacement to serve on the Committee. No person shall be ineligible to be a member of a Committee because he is, was or may become entitled to benefits under any plan in the Trust, or because he is a director and/or officer of the Company, Affiliate or a Trustee; provided, that no Participant who is a member of the Committee shall participate in any determination by the Committee specifically relating to the calculation or disposition of his benefits under any plan in the Trust.
     (c)  Except as otherwise expressly provided in this
Agreement or by the Board of Directors prior to a Change In
Control:
          1.  After a Change In Control, the Committee shall have
the authority to invest and manage the assets of the Trust
pursuant to Article FOURTH.
          2. The Committee shall have all powers necessary or helpful for the carrying out of its responsibilities, and the decisions or actions of the Committee in good faith in respect of any matter hereunder shall be conclusive and binding upon all parties concerned.
          3. The Committee may delegate to one or more of its members or any other person the right to act on its behalf with respect to the implementation of a decision of the Committee.
           4.  After a Change In Control, subject to Paragraph
(b) of Article FIFTEENTH, the Committee shall have the authority to amend this Agreement. No amendment shall be made without the Trustee's consent thereto in writing if, and to the extent that, the effect of such amendment is to increase the Trustee's responsibilities hereunder. Such proposed amendment shall be delivered to the Trustee as a written instrument of amendment, duly executed and acknowledged by the Committee. The Trustee's consent shall not be required for the termination of the Trust or its removal as Trustee.
          5.  Without limiting the generality of the foregoing,
the Committee shall have full discretionary authority to:
              (i) Determine all questions arising out of or in connection with the terms and provisions of this Agreement except as otherwise expressly provided herein;
              (ii)  Make rules and regulations for the
administration of the Trust which are not inconsistent with
the terms and provisions of this Agreement, and fix the
annual accounting period of the Trust as required for tax
purposes;
               (iii)  Construe all terms, provisions, conditions
and limitations to the Trust;
               (iv) Determine all questions relating to the administration the Trust (i) when disputes arise between the
Company and a Participant or his/her Beneficiary, spouse or
legal representatives and (ii) whenever the Committee deems
it advisable to determine such questions in order to promote the uniform administration of the Trust; and
               (v)  Monitor the performance of the Trustee or
any Investment Director for the Trust.  In order to
accomplish this, the Committee shall meet with the Trustee
or any Investment Director, at such time as the Committee
shall determine, and the Committee shall request the Trustee or any Investment Director to present a full report on the
financial position of the Trust under the control of any
Investment Director.
     The foregoing list of powers is not intended to be either complete or exclusive, and the Committee shall, in addition, have such powers as may be necessary for the performance of its duties under the Trust.
     (d) The Committee shall advise the Trustee in writing with respect to all benefits which become payable under the terms of the Trust and shall direct the Trustee to pay such benefits to or on order of the Committee.
     (e) The Committee may employ such counsel, including legal counsel, actuaries, accountants, investment advisors, physicians, agents and such clerical and other services as it may require in
carrying out the provisions of the Trust.   Unless paid by the
Company, the Committee shall charge the fees, charges and costs resulting from such employment as an expense of a trust established relating to the Trust.  Unless otherwise provided by law, any person so employed by a Committee may be legal or other counsel to the Company, an affiliate, a member of a Committee or an officer or member of the Board of Directors or an affiliate.
     (f)  Each member of the Committee shall receive
compensation, as specified in Schedule 4, for their services in connection with the Trust.
     (g) The Committee may purchase such fiduciary liability insurance or such other insurance as it deems necessary relating to the performance of its obligations hereunder.  Unless paid by the Company, the Committee shall charge the premiums and charges resulting from such insurance as an expense of the Trust.
     TENTH: Indemnification. The Company agrees, to the extent permitted by law, to indemnify and hold the Trustee and the
Committee harmless from and against any liability that they may incur in the administration of the Trust, unless arising from the Trustee's or the Committee's own gross negligence or willful breach of the provisions of its obligations under this Agreement.
If the Company fails to indemnify and hold the Trustee and the Committee harmless from and against any liability that they may incur in the administration of this Trust pursuant to this
Article TENTH, the Trust shall indemnify the Trustee and the Committee to the extent permitted by law. The Trustee and the Committee shall not be required to give any bond or any other security for the faithful performance of its duties under this Agreement, except as required by law.
     ELEVENTH:  No Duty To Advance Funds.  The Trustee shall have no obligation to advance its own funds for the purposes of
fulfilling its responsibilities under this Agreement, and its obligation to incur expenses shall at all times be limited to amounts in the Trust available to be applied toward such
expenses.
     TWELFTH:  Accounts.  (a)  (1)  The Trustee shall keep
accurate and detailed accounts of all its receipts, investments and disbursements under this Agreement on a calendar year basis, accounting for each Account on a separate basis. Such person or persons as the Company shall designate shall be allowed to inspect the books of account relating to the Trust upon request at any reasonable time during the regular business hours of the
Trustee.
          (2)  Within 120 days after the close of each calendar
year, the Trustee shall transmit to the Company, and certify the accuracy of, a written statement of the assets and liabilities of the Trust, showing the current value of each asset at that date, and a written account of all the Trustee's transactions relating to the Trust during the period from the last previous accounting to the close of that year.  The report of any such valuation shall not constitute a representation by the Trustee that the amounts reported as fair market values would actually be realized
upon the liquidation of the Trust.    For the purposes of this
Subparagraph, the date of the Trustee's resignation or removal as provided in Article FOURTEENTH hereof or the date of termination of the Trust as provided in Article FIFTEENTH hereof shall be deemed to be the close of a year.
          (3)  Unless the Company shall have filed with the
Trustee written exceptions or objections to any such statement and account within 90 days after receipt thereof, the Company shall be deemed to have approved such statement and account; and
in such case or upon the written approval by the Company of any such statement and account, the Trustee shall be forever released and discharged with respect to all matters and things contained in such statement and account as though it had been settled by decree of a court of competent jurisdiction in an action or proceeding to which the Company and all persons having any beneficial interest in the Trust were parties.
     (b)  Nothing contained in this Agreement or in the Plans
shall deprive the Trustee of the right to have a judicial
settlement of its accounts. In any proceeding for a judicial settlement of the Trustee's accounts or for instructions in connection with the Trust, the only other necessary party thereto in addition to the Trustee shall be the Company.  If the Trustee so elects, it may bring in as a party or parties defendant any other person or persons.  No person interested in the Trust, other than the Company, shall have a right to compel an
accounting, judicial or otherwise, by the Trustee, and each such person shall be bound by all accountings by the Trustee to the Company, as herein provided, as if the account had been settled by decree of a court of competent jurisdiction in an action or proceeding to which such person was a party.
     THIRTEENTH:  Administration of the Plans; Communications.
(a)  The Company and/or the Committee shall administer the Plans as provided therein and subject to Paragraph (b) of Article THIRD and Paragraph (c) of Article EIGHTH hereof, or subject to any other delegation by the Company and/or the Committee and
assumption by the Trustee of the duties of administering the
Plans, the Trustee shall not be responsible in any respect for administering the Plans nor shall the Trustee be responsible for the adequacy of the Trust to meet and discharge all payments and liabilities under the Plans. The Trustee shall be fully protected in relying upon any written notice, instruction,
direction or other communication signed by an officer of the
Company or a member of the Committee who is authorized to execute and deliver, in the name and on behalf of the Company or the Committee, documents or instruments relating to the Trust (hereinafter an "Authorized Officer"). The Company and the Committee, from time to time, shall furnish the Trustee with the names and specimen signatures of the Authorized Officers and shall promptly notify the Trustee of the termination of office of any Authorized Officer and the appointment of a successor
thereto.  Until notified to the contrary, the Trustee shall be fully protected in relying upon the most recent list of
Authorized Officers furnished to it by the Company and the
Committee.
     (b)  Any action required by any provision of this Agreement to be taken by the Board of Directors of the Company shall be evidenced by a resolution of such Board of Directors certified to the Trustee by the Secretary or an Assistant Secretary of the
Company under its corporate seal, and the Trustee shall be fully protected in relying upon any resolution so certified to it.
Unless other evidence with respect thereto has been specifically prescribed in this Agreement, any other action of the Company under any provision of this Agreement, including any approval of or exceptions to the Trustee's accounts, shall be evidenced by a certificate signed by an authorized officer, and the Trustee shall be fully protected in relying upon such certificate. The Trustee may accept a certificate signed by an Authorized Officer as proof of any fact or matter that it deems necessary or
desirable to have established in the administration of the Trust (unless other evidence of such fact or matter is expressly prescribed herein), and the Trustee shall be fully protected in relying upon the statements in the certificate.
     (c)  The Trustee shall be entitled conclusively to rely upon any written notice, instruction, direction, certificate or other communication believed by it to be genuine and to be signed by an Authorized Officer, and the Trustee shall be under no duty to make investigation or inquiry as to the truth or accuracy of any statement contained therein.
     (d) Until written notice is given to the contrary, communications to the Trustee shall be sent to it at its office at 3 Pine Hill Drive, Quincy, MA 02169, Attention:  Legal
Division; communications to the Company shall be sent to it at its office at 39 Old Ridgebury Road, Danbury, Connecticut 06817,
Attention: General Counsel and communications to the Committee shall be sent to it at 39 Old Ridgebury Road, Danbury,
Connecticut 06817, Attention: [         ].
     FOURTEENTH: Resignation or Removal of Trustee. (a) The Trustee may resign at any time upon 120 days' written notice to the Company or such shorter period as is acceptable to the Company. However, such resignation shall not become effective unless and until a successor trustee is appointed. If such resignation occurs before a Change In Control and not during a Threatened
Change In Control Period, the Company shall appoint a successor trustee. If such resignation occurs during a Threatened Change
In Control Period or after a Change In Control, the Committee shall have the right to appoint a successor trustee. In either case, the Company or the Committee, as the case may be, shall diligently seek to obtain a successor trustee. Until the appointment of a successor trustee, the Trustee shall continue to perform its duties hereunder until the successor trustee is in place, and the Trustee shall be entitled to expenses and fees through the effective date of its resignation as Trustee.
     (b) The Company, by action of its Board of Directors, may, other than during a Threatened Change In Control Period, remove the Trustee before a Change In Control, upon 60 days' written notice to the Trustee, or upon shorter notice if acceptable to the Trustee but in either event, if the removal occurs during the first three years of this Agreement, the Company shall pay to the Trustee all fees (but not expenses) which would have been due the Trustee for the remainder of such initial three-year period. If the removal occurs after the first three years of this Agreement, the Company shall pay to the Trustee all fees (but not expenses) which would have been due the Trustee through the next one-year anniversary of the effective date of this Agreement. The Company may not remove the Trustee during a Threatened Change In Control Period or after a Change In Control. In the event it resigns or is removed, the Trustee shall have a right to have its accounts settled as provided in Article TWELFTH hereof.
     (c) Each successor trustee shall have the powers and duties conferred upon the Trustee in this Agreement, and the term
"Trustee" as used in this Agreement shall be deemed to include any successor trustee. Upon designation or appointment of a successor trustee, the Trustee shall transfer and deliver the Trust to the successor trustee, reserving such sums as the Trustee shall deem necessary to defray its expenses in settling its accounts, to pay any of its compensation due and unpaid and to discharge any obligation of the Trust for which the Trustee may be liable. If the sums so reserved are not sufficient for these purposes, the Trustee shall be entitled to recover the amount of any deficiency from either the Company or the successor trustee, or both. When the Trust shall have been transferred and delivered to the successor trustee and the accounts of the Trustee have been settled as provided in Article TWELFTH hereof, the Trustee shall be released and discharged from all further accountability or liability for the Trust and shall not be responsible in any way for the further disposition of the Trust or any part thereof.
     FIFTEENTH:  Amendment of Agreement; Termination of Trust.
(a)  Subject to Paragraph (b) of this Article FIFTEENTH and
Article NINTH, the Company expressly reserves the right at any time to amend or terminate this Agreement and the Trust created thereby to any extent that it may deem advisable. No amendment shall be made without the Trustee's consent thereto in writing if, and to the extent that, the effect of such amendment is to increase the Trustee's responsibilities hereunder. Such proposed amendment shall be delivered to the Trustee as a written instrument of amendment, duly executed and acknowledged by the Company and accompanied by a certified copy of a resolution of the Board of Directors of the Company authorizing such amendment.
The Company also shall deliver to the Trustee a copy of any modifications or amendments to the Plans. The Trustee's consent shall not be required for the termination of the Trust or its removal as Trustee.
     (b) Notwithstanding any other provisions of this Agreement, the provisions of this Agreement and the Trust created thereby may not be amended after the date a Change In Control occurs without the written consent of a majority in number of participants and beneficiaries. The Trustee may request that the Company furnish evidence to establish that such a majority in number of participants and beneficiaries have granted written consent to such an amendment. The Trustee, after a Change In Control, upon written advice of counsel, may amend the provisions of this Agreement to the extent required by applicable law. The Company reserves the right to amend or eliminate this Paragraph
(b) of Article FIFTEENTH prior to the date of a Change In
Control.
     (c) In the event the Company terminates the Trust prior to the occurrence of a Change In Control, other than during a Threatened Change In Control Period, the Trustee (subject to the provisions of Paragraph (d) of Article THIRD and Article
SIXTEENTH hereof and reserving such sums as the Trustee shall deem necessary in settling its accounts and to discharge any obligation of the Trust for which the Trustee may be liable) shall distribute all remaining assets of the Trust in accordance with the written directions of the Company.
     (d) In case any one or all of the Equalization Plan, the Supplemental Retirement Income Plan, the ERIP, the 1983 Bonus Deferral Plan, the 1984 Bonus Deferral Plan, the Compensation Deferral Program, the Directors' Compensation Deferral Program, the Excess LTD Plan, the Mid-Career Hire Plan, the Special
Severance Protection Program, the Retiree Medical Program and the
Key International Management Plan is terminated in whole or in part after a Change In Control occurs, then the Trustee, subject to the provisions of Paragraph (d) of Article THIRD, and Article SIXTEENTH hereof, and reserving such sums as the Trustee shall deem necessary in settling its accounts and to discharge any obligation of the Trust for which the Trustee may be liable) shall apply or distribute the Account established with regard to such Plan pursuant to Paragraph (a) of Article SECOND, in such manner and in such amounts as the Committee shall determine based upon the most recent Participant Data (as defined in Paragraph
(b) of Article THIRD hereof) forwarded by the Company to the Trustee prior to such a Change In Control and any supplemental information furnished to the Trustee or the Committee after a Change In Control by a participant or beneficiary upon which the Committee may reasonably rely in making such a determination.
After satisfying all liabilities with regard to such terminated
Plan, from the Account established with regard to such Plan, the Committee shall direct the Trustee to distribute the remaining assets in such Account in accordance with Paragraph (c)(15) of Article SECOND. Subject to Paragraph (b) of Article SIXTEENTH, in the event of a Change In Control, the Trust shall continue in effect until the later of the fifth one year anniversary of the date on which a Change In Control occurs or the date upon which all of the participants' and beneficiaries' benefits under all of the Plans have been paid or otherwise provided for. Upon termination of the Trust, the Trustee shall have a right to have its account settled as provided in Article TWELFTH hereof. Any assets remaining in the Trust after payment or provision for all benefits payable under the Plans, and after the Trustee has reserved such sums as it deems necessary for the payment of its expenses and fees hereunder shall be paid in accordance with the written directions of the Committee. When the Trust assets shall have been so applied or distributed and the accounts of the Trustee shall have been so settled, the Trustee shall be released and discharged from all further accountability or liability respecting the Trust.
     SIXTEENTH: Prohibition of Diversion. (a) Except as provided in Paragraph (b) below, at no time prior to the satisfaction of all liabilities with respect to the beneficiaries under this Trust shall any part of the corpus and/or income of the Trust be used for, or diverted to, purposes other than for the exclusive benefit of such beneficiaries and the assets of the Trust shall never inure to the benefit of the Company and shall be held for the exclusive purposes of providing benefits to participants in the Plans and their beneficiaries and defraying reasonable expenses of administering the Plans or performing any of the Trustee's duties under this Agreement.
     (b) Notwithstanding any provision of this Agreement to the contrary, the assets of the Trust shall at all times be subject to claims of the creditors of the Company. In the event that (1) a final judicial determination is entered that the Company is unable to pay its debts as such debts mature or (2) there shall have been filed by or against the Company in any court or other tribunal either of the United States or of any State or of any other authority now or hereafter exercising jurisdiction, a petition in bankruptcy or insolvency proceedings or for reorganization or for the appointment of a receiver or trustee of all or substantially all of the Company's property under the present or any future Federal bankruptcy code or any other present or future applicable Federal, State or other bankruptcy or insolvency statute or law, then the Trustee shall not make payments from the Trust to any participant or beneficiary, but under either of such circumstances, the Trustee shall deliver any property held in the Trust only as a court or other tribunal of competent jurisdiction may direct to satisfy the claims of the Company's creditors. The Trustee shall resume payments under the terms of the Trust only after determining that the Company is not insolvent or after receiving a judicial decision to that effect.
The Chief Financial Officer of the Company, or an officer of the Company with duties similar to those of a Chief Financial
Officer, and the Board of Directors of the Company shall have the duty to inform the Trustee of the insolvency of the Company. The Trustee is empowered to retain, at the expense of the Trust, counsel and other appropriate experts, including accountants, to aid it in making any determination with regard to the Company's insolvency under this Paragraph (b) of Article SIXTEENTH.
     SEVENTEENTH: Prohibition of Assignment of Interest. No interest, right or claim in or to any part of the Trust or any payment therefrom shall be assignable, transferable or subject to sale, mortgage, pledge, hypothecation, commutation, anticipation, garnishment, attachment, execution or levy of any kind, and the Trustee shall not recognize any attempt to assign, transfer, sell, mortgage, pledge, hypothecate, commute or anticipate the same, except to the extent required by law.
     EIGHTEENTH: Affiliates. Any corporation that, directly or through one or more intermediaries, controls, is controlled by or is under common control with the Company may adopt and become a party to this Agreement by delivering to the Trustee an instrument in writing, duly executed and acknowledged, adopting and assuming jointly and severally the obligations of the Company under this Agreement and constituting and appointing the Company to be the agent and attorney in fact of such corporation for the purposes of giving or receiving notices, instructions, directions and other communications to or from the Trustee and approving the accounts of the Trustee, accompanied by duly certified copies of resolutions of the Board of Directors of such corporation adopting the Plans and approving and authorizing execution, acknowledgment and delivery of such instrument and a duly certified copy of a resolution of the Board of Directors of the Company approving and consenting to the same. Notwithstanding the foregoing, no Affiliate may become a party to this Agreement after a Change in Control or a Threatened Change In Control.
     NINETEENTH: Miscellaneous. (a) This Agreement shall be interpreted, construed and enforced, and the trust hereby created shall be administered, in accordance with the laws of the United States and of the State of New York. Nothing in this Agreement shall be construed to subject either the Trust created hereunder or the Plans to the Employee Retirement Income Security Act of
1974, as amended.
     (b) The titles to Articles of this Agreement are placed herein for convenience of reference only, and the Agreement is not to be construed by reference thereto.
     (c) This Agreement shall bind and inure to the benefit of the successors and assigns of the Company and the Trustee, respectively and the Plans.
     (d) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall constitute but one instrument, which may be sufficiently evidenced by any counterpart.
     (e) If any provision of this Agreement is determined to be invalid or unenforceable the remaining provisions shall not for that reason alone also be determined to be invalid or unenforceable.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their respective names by their duly authorized officers under their corporate seals as of the day and year first above written.
                                  UNION CARBIDE CORPORATION




                                  By /s/ M.A. Kessinger


ATTEST:


/s/ J. Macdonald
Assistant Secretary

                                  STATE STREET BANK AND TRUST
                                   COMPANY


                                  By /s/ K. Driscoll


ATTEST:


/s/ D. Sisk
Trust Officer

                         EXHIBIT A

                 Authorization Pursuant to
             Paragraph (c) of Article EIGHTH of
      Union Carbide Corporation Benefits Protection Trust

TO:     State Street Bank and Trust Company

     This is to authorize the State Street Bank and Trust Company, as Trustee of the Union Carbide Corporation Benefits Protection Trust (the "Trust"), to institute and maintain legal proceedings against the Company (as defined in the Trust) or other appropriate person or entity to assert the following claim on my behalf: [nature of claim]. The Trustee shall have the powers and be subject to the procedures set forth in Paragraph
(c) of Article EIGHTH of the Trust.
     Any proceedings by the Trustee under this authorization may be initiated in my name as a plaintiff (or as a member of a class) or in the name of the Trustee, or both, as the Trustee determines is necessary or appropriate at the time proceedings are commenced.

                                  ____________________________
                                  Participant


EXHIBIT B
Revocation of Authorization
Pursuant to Paragraph (c) of Article EIGHTH of
Union Carbide Corporation Benefits Protection Trust

To:     State Street Bank and Trust Company

     This is to notify you that I revoke any prior authorization I have given to you as Trustee of the Union Carbide Corporation Benefits Protection Trust (the "Trust") to maintain legal proceedings against the Company (as defined in the Trust) or other appropriate person or entity to assert the following claim on my behalf: [nature of claim].
     I understand that this Revocation of Authorization is conditioned upon, and shall not be effective until, the appointment by me of my own counsel and the appearance of that counsel in any legal proceeding on my behalf in lieu of counsel retained by the Trustee. I understand further that, upon the occurrence of these conditions, the Trustee shall have no obligation to proceed further on my behalf, or to pay any costs or expenses incurred after the delivery of this Revocation of Authorization.

                                   __________________________
                                   Participant



STATE OF CONNECTICUT     )
                         :  SS. :
COUNTY OF                )


     On this _____ day of ____________, 1997, before me
personally came     ________________, to me known, who, being by
me duly sworn, did depose and say that he/she resides at ___________________, and that he/she is _________________ of
UNION CARBIDE CORPORATION, one of the corporations described in and which executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.




                                  __________________________






STATE OF MASSACHUSETTS     )
                           :  SS.:
COUNTY OF                  )

          On this ____ day of______________, 1997, before me
personally came _________________, to me known, who, being by me duly sworn, did depose and say that he/she resides at ________________, and that he/she is a Vice President of STATE STREET BANK AND TRUST COMPANY, one of the corporations described in and which executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instruments is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.



                                   __________________________




                            SCHEDULE 1

     1.  The Equalization Benefit Plan for Participants of the
Retirement Program Plan for Employees of Union Carbide
Corporation and Its Participating Subsidiary Companies
(hereinafter, together with all amendments thereto from time to time in effect, referred to as the "Equalization Plan").

     2. The Supplemental Retirement Income Plan (hereinafter, together with all amendments thereto from time to time in effect, referred to as the "Supplemental Retirement Income Plan").

     3.  The 1983 Union Carbide Cash Bonus Deferral Program
(hereinafter, together with all amendments thereto from time to time in effect, referred to as the "1983 Bonus Deferral Plan").

     4.  The 1984 Union Carbide Cash Bonus Deferral Program
(hereinafter, together with all amendments thereto from time to time in effect, referred to as the "1984 Bonus Deferral Plan").

     5.  The Benefit Plan for Designated Key International
Management Employees (hereinafter, together with all amendments thereto from time to time in effect, referred to as the "Key
International Management Plan").

     6. All outstanding severance compensation agreements of the Company as approved by the Board of Directors of the Company
(hereinafter, together with all amendments thereto from time to time in effect, referred to as "Severance Compensation
Agreements").

     7.  The Union Carbide Corporation Compensation Deferral
Program (hereinafter, together with all amendments thereto from time to time in effect, referred to as the "Compensation Deferral
Program").

     8.  The Union Carbide Corporation Non-Employee Directors'
Compensation Deferral Program (hereinafter, together with all amendments thereto from time to time in effect, referred to as the Directors' Compensation Deferral Program").

     9. The Union Carbide Mid-Career Hire Plan (hereinafter, together with all amendments thereto from time to time in effect, referred to as the "Mid-Career Hire Plan").

     10.  The Union Carbide Corporation Excess Long Term
Disability Plan (hereinafter, together with all amendments thereto from time to time in effect, referred to as the "Excess
LTD Plan").

     11.  The Union Carbide Enhanced Retirement Income Plan
(hereinafter, together with all amendments thereto from time to time in effect, referred to as the "Enhanced Retirement Income
Plan").

     12.  The Special Severance Protection Program.

     13.  The Retiree Medical Program.

                             SCHEDULE 2


     1.  The Equalization Benefit Plan for Participants of the
Retirement Program Plan for Employees of Union Carbide
Corporation and It's Participating Subsidiary Companies.

     2.  The Supplemental Retirement Income Plan.

     3.  The 1983 Union Carbide Cash Bonus Deferral Program.

     4.  The 1984 Union Carbide Cash Bonus Deferral Program.

     5.  The Benefit Plan for Designated Key International
Management Employees.

     6. All outstanding severance compensation agreements of the Company as approved by the Board of Directors of the Company.

     7.  The Union Carbide Compensation Deferral Program.

     8.  The Union Carbide Non-Employee Directors' Compensation
Deferral Program.

     9.  The Union Carbide Mid-Career Hire Plan.

     10.  The Excess LTD Plan.

     11.  The Enhanced Retirement Income Plan.

     12.  The Special Severance Protection Program.

     13.  The Retiree Medical Program.


                            SCHEDULE 3

                         TRUSTEE'S FEES

                            SCHEDULE 4

                          COMMITTEE FEES